PROLOR BIOTECH

Protein.Longevity.Redefined

Corporate Presentation

Leerink Swann Hot Topics Roundtable Conference

February 16-17, 2011

NYSE Amex: PBTH

Safe Harbor Statement

This presentation contains forward-looking statements, including statements regarding the results of current studies and pre-clinical experiments and the effectiveness of PROLOR's long-acting protein programs and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect PROLOR's 's business and prospects, including the risks that PROLOR Biotech may not succeed in developing any commercial products, and that ongoing studies may not continue to show substantial or any activity; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. In addition to the risk factors set forth above, investors should consider the economic, competitive, governmental, technological and other factors discussed in PROLOR Biotech's filings with the Securities and Exchange Commission.

PROLOR BIOTECH
Protein. Longevity. Redefined

PROLOR: Leader in BioBetter Drugs

Developing CTP-enhanced biobetter proteins and peptides

- Dramatically reduce injection frequency, drug load and potentially side-effects for most proteins, peptides or antibodies

Validated platform technology – safe and effective

- Based on natural human peptide providing protein longevity
- Preclinical & clinical proof-of-concept in multiple compounds
- Merck's CTP-based Elonva® has received EU marketing approval

Current pipeline targets $62B total market

- Lead product hGH-CTP in Phase II -- $3B market
- hGH , Obesity, IFN-β, Factor IX, Factor VIIIa, others

Poised to achieve significant clinical milestones

Strong leadership team, IP position and balance sheet

PROLOR BIOTECH
Protein. Longevity. Redefined

CTP: Clinically Validated Technology

Merck 's long-acting FSH-CTP (Elonva®) received EU marketing authorization in 2010

- Single FSH-CTP injection replaces 7 daily FSH injections in fertility treatment

Two licensees of CTP technology: PROLOR and Merck

- Merck holds license for 4 fertility-focused proteins (FSH, hCG, LH and TSH)
- PROLOR holds license for all other human therapeutics of natural or non-natural sequence

Lead Product: hGH-CTP BioBetter to Reduce Injection Frequency



- $3 billion market
- Growing at 7% annually
- Requires daily injections

hGH-CTP Phase II Trial Ongoing

48-56 GHD adults, 4 cohorts, repeated injections, escalating dose

- 1x per week and 2x per month

All currently on daily hGH treatment

- Stop daily injections; replace with single weekly/biweekly injections

Measure IGF-1 dose response levels and collect information to select proper dosing for Phase III

All GMP hGH-CTP material in stock

PROLOR BIOTECH
Protein. Longevity. Redefined

Phase II Trial On-Track

Patient enrollment and dosing proceeding according to schedule

- Most patients in trial are enrolled
- Majority of participants have already received hGH-CTP

Independent Data Safety Monitoring Board reviewed safety data on 2/9/2011 and concluded the study was safe to proceed as planned

Study completion in 2Q11 should be achievable as planned

Expect to report top-line data in 3Q11

hGH-CTP Competitive Landscape Update

Orphan drug designation obtained in U.S.

- Granted for treatment of growth hormone deficiency--covers GH deficiency in both adults and children

Novo Nordisk update

- Announced Oct 31 2010 that PEG-hGH program was terminated due to expected administration profile requiring more than one injection per week.

PROLOR BIOTECH
Protein. Longevity. Redefined

Factor IX BioBetter to Reduce Hospitalization

- Hemophilia B – $700 million market
- Growing at 14% annually
- Bleeding events require hospitalization
- Prophylactic treatment requires 2 weekly IV infusions administered in hospital

Factor IX-CTP Efficacy

Comparative Study in Factor IX-depleted mice


48 Hours
10 Min
15 Min
10 Min
12 Hours
Factor IX injection
Bleeding Event
Stop Bleeding Event
For animals still bleeding
Rest
RE-Bleeding Event
Spontaneous Bleeding
Observation

Designed to test

- Duration of clotting activity
- Quality of clotting activity

PROLOR BIOTECH
Protein. Longevity. Redefined

Factor IX-CTP Showed Superior Efficacy and Longevity

Clotting activity when compared to the Factor-IX-CTP treated group

1

Clotting activity	Untreated group	BeneFIX-treated group
First bleeding event	Lost 2.8x more blood	Lost 2x more blood

Long-acting clotting activity when compared to the Factor-IX-CTP treated group

2

Long-acting clotting activity	Untreated group	BeneFIX-treated group
Second bleeding event	Lost 4.6x more blood	Lost 3.8x more blood
Bleeding duration (second bleeding)	Bleeding episode persisted 3.1x longer	Bleeding episode persisted 3.1x longer

Spontaneous bleeding episodes during the 12 hours post second bleeding event

3

Factor IX-CTP	Untreated	BeneFIX
0%	83%	50%

Added 2nd drug delivery technology platform for peptides & small molecules – Reversible PEGylation


PEG CHAIN
STANDARD PEGYLATION
PEG CHAIN

- PEG chain too large for small peptide, rendering it inactive, or must be used in very high doses


Hydrolysis
In-Vivo
PEG CHAIN
REVERSIBLE PEGYLATION
PEG CHAIN
Hydrolysis
In-Vivo

- PEG chain hydrolyzed from small peptide, leaving authentic peptide to perform its intended activity
- Slow, controllable and predictable hydrolysis achieves desirable PK profile
- Unique linkers, patent protected
- Demonstrated in animal models for long-acting versions of exendin-4, PYY, ANP, gentamicin

PROLOR BIOTECH
Protein. Longevity. Redefined

Obesity Epidemic Demands New Safe & Effective Therapies

Recent FDA rejections focus on safety issues

→ *Vivus* – Risk of major adverse cardiovascular events; Risk of birth defects

→ *Arena* – Risk of heart-valve disease, psychiatric and memory problems and cancerous tumors in rats

→ *Orexigen* – Risk of major adverse cardiovascular events

Tremendous need for anti-obesity drugs that have little/no side effects and good efficacy

PROLOR BIOTECH
Protein. Longevity. Redefined

Oxyntomodulin – Nature's Appetite Control Mechanism



Satiety
Hypothalamus
Brain
Blood-brain barrier
Oxyntomodulin
Circulation
L cell
Small Intestine
Food

- Natural appetite suppressant mechanism
- Can be over-expressed in very high quantities with no side effects
- Preclinically achieved 0.5kg per week weight loss over 4 weeks along with signs of adipose tissue loss*
- Half-life the major problem – subjects injected 3 times daily
- PROLOR's reversible-PEGylation product for oxyntomodulin designed for **once-weekly administration**

* **Subcutaneous Oxyntomodulin Reduces Body Weight in Overweight and Obese Subjects** --A Double-Blind, Randomized, Controlled Trial, Bloom et al., DIABETES, VOL. 54, AUGUST 2005

2011 Pipeline Development Focus

Oxyntomodulin

- Complete further animal efficacy and tox studies
- File for regulatory clearance to initiate Phase I

Factor IX, Factor VII

- Complete further animal efficacy and tox studies
- File for regulatory clearance to initiate Phase II

Atherosclerosis, Rheumatoid Arthritis

- Produce large quantities for preclinical testing
- Conduct animal models to test efficacy, injection profile

PROLOR BIOTECH
Protein. Longevity. Redefined

Anticipated Milestones

Event	Timing
Atherosclerosis, Rheumatoid Arthritis: Production	Q4 2010
Obesity: Complete efficacy studies in small animals	Q1 2011
Factor IX:Complete efficacy studies in hemophilic small animals	Q1 2011
hGH-CTP: Phase II adult clinical trial completion	Q2 2011
hGH-CTP: Phase III adult study regulatory clearance	Q4 2011
hGH-CTP: Phase II pediatric study regulatory clearance	Q3-4 2011
Obesity: Phase I study regulatory clearance	Q1 2012
Factor IX:File for Phase II study regulatory clearance	Q1 2012

Leadership

Phillip Frost, MD.
Chairman

Abraham Havron, Ph.D.
CEO

Jane Hsiao, Ph.D., MBA
Director

OPKO Corporation

Marian Gorecki, Ph.D.
Director

Steve Rubin, J.D.
Director

OPKO Corporation

Shai Novik, MBA
President

Financial Profile

NYSE-Amex and TASE listed (PBTH)

54 million common shares outstanding, 60 million fully diluted, 27 million shares in the float

$24 million cash balance September 30, 2010

Cash expected to last through 2012

PROLOR BIOTECH
Protein. Longevity. Redefined